This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005of The Henssler Fund, Inc.

I Gene W. Henssler, the President of the Fund, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: July 8, 2005                                        /s/ Gene W. Henssler
      -------------                                       ----------------------
                                                          Gene W. Henssler
                                                          President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005 of The Henssler Fund, Inc.

I Patricia T. Henssler, the Chief Financial Officer of the Fund, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: July 8, 2005                                     /s/ Patricia T. Henssler
      ------------                                     -------------------------
                                                       Patricia T. Henssler
                                                       CFO